Exhibit 10.28

OMB No. 0990-0115

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES 1 of 2

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION / PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
01	9/25/2004	QXI40372
6. ISSUED BY	CODE	7. ADMINISTERED BY (If other than Item 6)	CODE

National Institute of Environmental Health Sciences Acquisitions Management Branch/OM P.O. Box 12874 Research Triangle Park, NC 27709		OMB No. 0990-0115 DEITRA C. LUNNEY (919) 541-0387

8. NAME AND ADDRESS OF CONTRACTOR (No. street, city, county, State and ZIP Code) Xenogen Biosciences 5 Cedar Brook Drive Cranbury, New Jersey 08512		(X)	9A. AMENDMENT OF SOLICITATION NO. 9B. DATED (SEE ITEM 11) 10A. MODIFICATION OF CONTRACT/ORDER NO

B2		X	273-03-C-0045 / CR300045 10B. DATED (SEE ITEM 13)
CODE	FACILITY CODE		9/25/2003
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of offers	☐ is extended,	☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Item B and 15, and returning                      copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or

(c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
EIN: 1311122130A2	CAN: 483237_3	OC: 252Z	Current Obligation: $841,673.00

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,

IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(X)	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.    THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES [such as changes in paying office, appropreation date, etc.] SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 41103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)

X	43.103(a) Bilateral Modifications: FAR 52.212-4 Contract Terms and Conditions-Commercial Items (FEB 2002) (c) Changes

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 2 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The Purpose of this Modification:

1) To extend the base performance period by one (1) year 2) To add funding for base performance period 3) Summarize the impact on award and obligation amounts	[SEAL]

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

Dr. Stephen J. McAndrew, Vice President, Business Dev.	Antoinette Bridges, Contracting Officer

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

/s/ Stephen J. McAndrew	7/29/04	/s/ Antoinette Bridges	8/2/04
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540 - 01 - 152 - 8070 PREVIOUS EDITION UNUSABLE	[SEAL]	STANDARD FORM 30(REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
2 2

CONTRACT # :	273-03-C-0045	Xenogen Biosciences
MODIFICATION #	01

1)	Based on mutual agreement between the parties involved, the base performance period is extended by one (1) year making the Initial Award Year period a two year period from September 25, 2003 through September 24, 2005.

2)	Funding in the amount of $841,673.00 is obligated to fund the initial award year.

3)	The parties hereby mutually agree that the full force and effect of this modification on all provisions is as follows:

a)	The completion date of September 24, 2004 is hereby changed to September 24, 2005 by reason of this modification.

b)	The contract award amount of $1,050,008 remains in effect and is unchanged by reason of this Modification.

c)	The contract obligation amount is changed from $208,335.00 to $1,050,008.00 by reason of this Modification.

SUMMARY FOR CLARIFICATION PURPOSES:

	Awarded	Obligated
Prior to this Modification No. 01	$1,050,008.00	$208,335.00
Changed per this Modification No. 01	-0-	841,673.00

Current/New Totals:	$1,050,008.00	$1,050,008.00

Completion Date: September 24, 2005

All Other Terms and Conditions Remain Unchanged.

END OF MODIFICATION

NSN 7540 - 01 - 152 - 8070	CONTINUATION PAGE	STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE		Prescribed by GSA
FAR (48 CFR) 53.243